UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2010
THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South
Bloomington, Minnesota	55420

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 888-8801
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On November 9, 2010, The Toro Company (“Toro”), and each of Toro Credit Company, Toro Manufacturing LLC, Exmark Manufacturing Company Incorporated, Toro International Company, Tover Overseas B.V., and Toro Factoring Company Limited, each of which is a subsidiary of Toro (collectively, with Toro, the “Borrowers”), entered into Amendment No. 5 to Credit Agreement (the “Amendment”), with certain lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer (the “Agent”). The Amendment amends that certain Credit Agreement, dated as of September 8, 2004 (as amended to date, the “Credit Agreement”), which was previously amended by Amendment No. 1 to Credit Agreement dated as of October 25, 2005, Amendment No. 2 to Credit Agreement dated as of January 10, 2007, Amendment No. 3 to Credit Agreement effective as of February 28, 2007, and Amendment No. 4 to Credit Agreement dated as of February 29, 2008.
The Amendment, at Toro’s request, (i) reduces the aggregate loan commitments available to Toro under the Credit Agreement from $225 million to $175 million, (ii) replaces the maximum total indebtedness to capitalization covenant with a covenant providing that Toro’s maximum total indebtedness to consolidated EBITDA shall not exceed 3.25 to 1.00 for any four-quarter period, and (iii) clarifies the restrictions regarding permitted loans and investments. The foregoing description of the Amendment is a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Bank of America, N.A. and its affiliates, including Banc of America Securities LLC, have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for Toro and its subsidiaries in arm’s length transactions, on terms customarily available to unrelated third-parties and for which services it has in the past received, and may in the future receive, customary compensation and reimbursement of expenses. Additionally, certain other Lenders and their affiliates have in the past performed, and may in the future from time to time perform, financial services for Toro and its subsidiaries in arm’s length transactions, on terms customarily available to unrelated third-parties and for which services such Lenders have in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to Credit Agreement, dated as of November 9, 2010, by and among The Toro Company, Toro Credit Company, Toro Manufacturing LLC, Exmark Manufacturing Company Incorporated, Toro International Company, Tover Overseas B.V., and Toro Factoring Company Limited, each as a Borrower, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer (filed herewith).*

*	All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)
Date: November 10, 2010	By	/s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 5 to Credit Agreement, dated as of November 9, 2010, by and among The Toro Company, Toro Credit Company, Toro Manufacturing LLC, Exmark Manufacturing Company Incorporated, Toro International Company, Tover Overseas B.V., and Toro Factoring Company Limited, each as a Borrower, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer (filed herewith).*

*	All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.